Exhibit 10.2

TCF FINANCIAL INCENTIVE STOCK PROGRAM

PERFORMANCE BASED RESTRICTED STOCK AGREEMENT

AND NON-SOLICITATION / CONFIDENTIALITY AGREEMENT

PRS NO.  «Agr_No» (Deferred)

Shares of Performance Based Restricted Stock are hereby awarded effective on January 17, 2012 by TCF Financial Corporation (“TCF Financial”) to an account in the trust hereinafter described in the name of William A. Cooper (the “Grantee”), in accordance with the following terms and conditions:

1.                                    Share Award.  TCF Financial hereby awards to the Grantee’s account in the Trust (the “Trust”) for the TCF Employees Deferred Stock Compensation Plan (the “Plan”), 500,000 shares (the “Deferred Shares”) of Common Stock, par value $.01 per share (“Common Stock”), of TCF Financial pursuant to the TCF Financial Incentive Stock Program (the “Program”), upon the terms and conditions therein and hereinafter set forth.  A copy of the Program as currently in effect is incorporated herein by reference and is attached hereto.  The Deferred Shares shall be issued in the name of the trustee under the Trust (the “Trustee”) for the account of the Grantee, and shall be held by the Trustee pursuant to the terms of the Trust and this Agreement.  The Grantee’s rights to the Deferred Shares shall be subject to the terms of the Plan, the Program and this Agreement.

2.                                    Restrictions on Transfer and Restricted Periods.

a.                                     Beginning on the date of this Agreement (the “Commencement Date”) and prior to the end of the Restricted Period (as defined in subparagraph b.), the Deferred Shares may not be sold, assigned, transferred, pledged, or otherwise encumbered by the Trustee (except that the Trustee may transfer Deferred Shares to a successor Trustee or as provided in Section 2.3 of the Trust in the event of insolvency) (the “Restrictions”), except to TCF Financial or as hereinafter provided.

b.                                    The “Restricted Period” is the period beginning on the Commencement Date and expiring upon the lapse of the Restrictions pursuant to the terms of paragraph 5 hereof.

c.                                     The Committee referred to in section 2 of the Program or its successor (the “Committee”) shall not have any authority to accelerate the time at which any or all of the Restrictions in subparagraph a. shall lapse with respect to any of the Deferred Shares, or to remove any or all such Restrictions, except as the Committee determines shall not result in adverse tax consequences to the Grantee under Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”).

3.         Vesting; Performance Periods; Performance Goals.

a.                                     If ROA for each of four consecutive completed fiscal quarters commencing after December 31, 2011 (each such fiscal quarter a “Performance Period” under the Program and, cumulatively, the “Initial Performance Period”), when added together

Exhibit 10.2

and divided by four is at least 1% (the “Initial Performance Goal”), then 50% of the Deferred Shares (250,000 Deferred Shares) will vest immediately upon completion of the Initial Performance Period and the Committee’s certification that the Initial Performance Goal has been achieved.

b.                                    If ROA for each of four consecutive completed fiscal quarters commencing after completion of the Initial Performance Period (each such fiscal quarter a “Performance Period” under the Program and, cumulatively, the “Second Performance Period”), when added together and divided by four is at least 1.2% (the “Second Performance Goal”), then 50% of the Deferred Shares (250,000 Deferred Shares) will vest immediately upon completion of the Second Performance Period and the Committee’s certification that the Second Performance Goal has been achieved.

c.                                     Notwithstanding the foregoing, upon the occurrence of a “change in control” (as defined in paragraph 10), the Deferred Shares shall vest as follows:

i.                                         If the Initial Performance Goal has not been met and more than four full fiscal quarters remain between the date of the occurrence of the “change in control” and December 31, 2017, then all of the unvested Deferred Shares shall vest.

ii.                                      If the Initial Performance Goal has not yet been met and four or fewer fiscal quarters remain between the date of the occurrence of the “change in control” and December 31, 2017, then 50% of the Deferred Shares (250,000 Deferred Shares) shall vest.

iii.                                   If the Initial Performance Goal has been met and there are at least four full fiscal quarters between the date of completion of the Initial Performance Period and December 31, 2017, then all of the remaining unvested Deferred Shares shall vest.

d.                                    Upon Grantee’s death or Disability (as defined in the Program), all unvested Deferred Shares shall immediately be forfeited.

Deferred Shares that have vested pursuant to the terms of this paragraph 3 shall be referred to as “Vested Deferred Shares.”  The date that any Deferred Shares vest shall be referred to as the “Vesting Date” with respect to such Vested Deferred Shares.  Vested Deferred Shares will continue to be subject to the Restrictions until such Restrictions have lapsed pursuant to paragraph 5 hereof.  Dividend equivalent payments in respect of Vested Deferred Shares shall be paid to or credited to an account of the Grantee in accordance with the terms of the Plan.

4.                                    Forfeiture.  All rights of the Grantee to Deferred Shares that have not vested in accordance with paragraph 3 shall terminate and be forfeited effective as of the earlier of (a) February 1, 2018 if the Initial Performance Goal and/or Second Performance Goal has not been achieved, (b) the occurrence of a “change in control” (as defined in paragraph 10) if such shares do not vest pursuant to paragraph 3 as a result of such change in control, or (c) if prior to expiration of the term of the employment agreement by and between TCF Financial and Grantee as then in effect, the date that Grantee (i) ceases to be employed as Chief Executive

Exhibit 10.2

Officer of TCF Financial and (ii) ceases to serve as a member of the Board of Directors of TCF Financial.

5.                                    Lapse of the Restrictions.  The Restrictions shall lapse:

a.                                     with respect to 50% of Deferred Shares that vest in accordance with paragraph 3.a, upon the Vesting Date of such Vested Deferred Shares;

b.                                    with respect to 50% of Deferred Shares that vest in accordance with paragraph 3.b, upon the Vesting Date of such Vested Deferred Shares;

c.                                     with respect to the Vested Deferred Shares for which the Restrictions have not lapsed under paragraph 5.a or paragraph 5.b, upon the first to occur of:

i.                                         the Grantee’s death or Disability (as defined in the Plan);

ii.                                      the second anniversary of the Vesting Date of such Vested Deferred Shares; or

iii.                                   the occurrence of a Change in Control (as defined in the Plan).

6.                                    Certificates for Shares.  TCF Financial shall issue one or more certificates in respect of the Deferred Shares in the name of the Trustee, who shall hold such certificate(s) on deposit for the account of the Grantee until the expiration of the Restricted Period with respect to the Deferred Shares represented thereby.  Certificate(s) for Deferred Shares subject to a Restricted Period shall bear the following legend:

“The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the TCF Financial Incentive Stock Program (the “Program”) and certain Agreements entered into among one or more Participants (as defined in the Program), The First National Bank in Sioux Falls and TCF Financial Corporation.  Copies of such Program and Agreements are on file in the offices of the Secretary of TCF Financial Corporation, 200 Lake Street East, Wayzata, MN  55391.”

The Trustee shall, if requested by TCF Financial, execute a stock power endorsed in blank with respect to any Deferred Shares held by the Trustee.

7.                                    Trustee to Exercise Rights in Deferred Shares.  Except as otherwise provided herein, during the Restricted Period, the Trustee shall exercise the rights as the stockholder with respect to the Deferred Shares including the right to vote the Deferred Shares.  Both before and after the expiration of Restricted Periods, Deferred Shares held in the Trust shall be subject in all respects to the terms of the Trust, including (but not limited to) the provisions which make such Deferred Shares subject to the claims of creditors in the event of insolvency of TCF Financial, provisions which prohibit any sales of Deferred Shares while held by the Trust and provisions which require distribution of Deferred Shares in-kind upon Grantee’s termination of employment or other distribution event under the Plan and Trust.  The Trustee hereby irrevocably and unconditionally assigns to TCF Financial any and all cash and non-cash dividends and other distributions paid with respect to the Deferred Shares that are not Vested Deferred Shares during the Restricted Period.

Exhibit 10.2

8.                                    Expiration of Restricted Period.  Upon the expiration of the Restricted Period with respect to any Deferred Shares, TCF Financial shall redeliver to the Trustee for the Grantee’s account the certificate(s) for Deferred Shares with respect to which Restricted Periods have expired without the restrictive legend provided for in paragraph 6 above.  The Trustee shall hold such Deferred Shares for the account of the Grantee until such time as they become distributable pursuant to the provisions of the Plan.  The Trustee and TCF Financial shall accomplish such distribution by sending the certificates for the Deferred Shares which are to be distributed to TCF Financial’s transfer agent, with instructions to reissue them in the name of the Grantee.  The Trustee shall promptly deliver the certificates for any Deferred Shares that are forfeited under paragraph 4 to TCF Financial for cancellation.

9.                                    Adjustments for Changes in Capitalization of TCF Financial.  In the event of any change in the outstanding Common Stock of TCF Financial by reason of any reorganization, recapitalization, stock split, combination or exchange of shares, merger, consolidation or any change in the corporate structure of TCF Financial or in the shares of Common Stock, or in the event of any issuance of preferred stock or other change in the capital structure of TCF Financial which the Committee deems significant for purposes of this Agreement, the number and class of Deferred Shares covered by this Agreement shall be appropriately adjusted by the Committee, whose determination of the appropriate adjustment, or whose determination that there shall be no adjustment, shall be conclusive.  Any Deferred Shares of Common Stock or other securities received, as a result of the foregoing, by the Grantee or the Trustee subject to the restrictions contained in subparagraph 2.a. above also shall be subject to the Restrictions for the Restricted Period and the certificate or other instruments representing or evidencing such Deferred Shares or securities shall be legended and deposited with TCF Financial or the Trustee in the manner provided in paragraph 6 above.

10.                            Change in Control.  Each of the events specified in the following clauses (a) through (c) of this paragraph 10 shall be deemed a “change in control” of TCF Financial:

a.                                     Any “person”, as defined in sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) is or becomes the “beneficial owner” as defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of securities of TCF Financial representing fifty percent (50%) or more of the combined voting power of TCF Financial’s then outstanding securities (for purposes of this subparagraph a, the term “beneficial owner” does not include any employee benefit plan maintained by TCF Financial that invests in TCF Financial’s voting securities); or

b.                                    During any period of two (2) consecutive years there shall cease to be a majority of TCF Financial’s Board of Directors (the “Board”) comprised as follows: individuals who at the beginning of such period constitute the Board or new directors whose nomination for election by TCF Financial’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved; or

c.                                     The stockholders of TCF Financial approve a merger or consolidation of TCF Financial with any other corporation, other than a merger or consolidation which

Exhibit 10.2

would result in the voting securities of TCF Financial outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the combined voting power of the voting securities of TCF Financial or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of TCF Financial approve a plan of complete liquidation of TCF Financial or an agreement for the sale or disposition by TCF Financial of all or substantially all TCF Financial’s assets; provided, however, that no change in control will be deemed to have occurred until such merger, consolidation, sale or disposition of assets, or liquidation is subsequently consummated.

11.                            Delivery and Registration of Shares of Common Stock.  TCF Financial’s obligation to deliver shares of Common Stock hereunder shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Grantee or any other person to whom such shares of Common Stock are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933, as amended (the “Securities Act”), or any other federal, state, or local securities law or regulation.  It may be provided that any representation requirement shall become inoperative upon a registration of such shares of Common Stock or other action eliminating the necessity of such representation under the Securities Act or other securities law or regulation.  TCF Financial shall not be required to deliver any shares of Common Stock under the Program or the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which the Common Stock may be listed, and (ii) the completion of such registration or other qualification of such Shares under state or federal law, rule, or regulation, as the Committee shall determine to be necessary or advisable.

12.                            Program and Plan Controlling.  The Deferred Shares hereby awarded and the terms and conditions herein set forth are subject in all respects to the terms and conditions of the Program and the Plan, which are controlling.  All determinations and interpretations of the Committee shall be binding and conclusive upon the Grantee or his legal representatives with regard to any question arising hereunder or under the Program and the Plan.

13.                            Grantee Service.  Nothing in this Agreement shall limit the right of TCF Financial or any of its subsidiaries or affiliates to terminate the Grantee’s service as a director, officer, or employee, or otherwise impose upon TCF Financial or any of its subsidiaries or affiliates any obligation to employ or accept the services of the Grantee.

14.                            Grantee Acceptance.  The Grantee shall signify acceptance of the terms and conditions of this Agreement by signing in the space provided below and returning a signed copy hereof to TCF Financial.

15.                            Legal Compliance.  This agreement shall be interpreted, administered and construed, and deemed amended, as the Committee in good faith determines necessary to comply with all current and future laws, rules and regulations applicable to TCF Financial, its subsidiaries, or affiliates.

NON-SOLICITATION AND CONFIDENTIALITY AGREEMENT

Exhibit 10.2

As a condition of accepting this Performance Based Restriced Stock Award and in consideration of the opportunity to receive shares of stock and dividend or dividend equivalent compensation, I, the undersigned Grantee, agree that for the duration of my employment with TCF Financial, TCF National Bank or any of their affiliated companies (“TCF”) and for a period of 12 months after my termination of employment, I will not solicit or attempt to solicit any of the customers of TCF or solicit or attempt to hire any current employees of TCF for any other bank, financial services company, lending company, leasing company or other corporation, person or other entity providing the same or similar products or services as provided by TCF.  I also agree that in the event of my termination of employment with TCF I will not remove any documents, customer information or other TCF proprietary materials from TCF premises, computers or otherwise without specific permission and will promptly return upon request any and all TCF-related documents, customer information or other TCF proprietary materials in my possession.  I understand this is a binding contractual agreement which TCF may enforce in court and/or seek damages from me if it is violated, even if the Performance Based Restriced shares awarded in this Performance Based Restriced Stock Agreement never become vested.

[Signature page follows]

Exhibit 10.2

IN WITNESS WHEREOF, the parties hereto have caused this PERFORMANCE BASED RESTRICED STOCK AGREEMENT and NON-SOLICITATION/CONFIDENTIALITY AGREEMENT to be executed as of the date first above written.

TCF FINANCIAL CORPORATION

By:

Title:

I acknowledge that this Agreement includes Non-Solicitation and Confidentiality obligations that are binding on me after my termination of employment with TCF.

ACCEPTED (“Grantee”):

William A. Cooper

(Street Address)

(City, State and Zip Code)

TRUSTEE:
THE FIRST NATIONAL BANK IN SIOUX FALLS

By:

Title: